Operating Lease Right-of-Use Assets, Net (Tables)	12 Months Ended
Jun. 30, 2026
Operating Lease Right-of-Use Assets, Net [Abstract]
Schedule of Operating Lease Right -of-Use Assets

Operating lease right -of-use assets, net was as follows as of June 30, 2026 and 2025:

	2025	Increase/ (Decrease)	Exchange rate translation	2026
Shou Hill Valley Area	$2,095,382	$-	$106,970	$2,202,352
Villas	2,068,176	-	105,581	2,173,757
Farmland*	2,095,382	-	106,970	2,202,352
Base Station Tower	244,092	-	12,461	256,553
Total right-of-use assets, at cost	6,503,032	-	331,982	6,835,014
Less: accumulated amortization	(2,120,003)	(411,880)	(105,808)	(2,637,691)
Right-of-use assets, net	$4,383,029	$(411,880)	226,174	$4,197,323

*	On July 7, 2021, E-Home Pingtan entered into an agreement with an unaffiliated company and individual to obtain the right of use for farmland of 74 acres for $2,319,791 (RMB 15,000,000). The Company prepaid the installment of $2,319,791 (RMB 15,000,000) to the individual during the year ended June 30, 2022.